UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
385 EAST COLORADO BOULEVARD
PASADENA, CALIFORNIA 91101
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2023
TO THE STOCKHOLDERS OF WESTERN ASSET MORTGAGE CAPITAL CORPORATION:
Notice is hereby given that the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation, a Delaware corporation (the "Company"), will be held on June 23, 2023 at 9:00 A.M., Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities."
At the Annual Meeting of Stockholders, stockholders will be invited to consider and vote upon for the following matters, all of which are more completely set forth in the accompanying Proxy Statement:
1.To elect the Board of Directors, with each director serving a one‑year term and until his or her successor is elected and qualified;
2.To hold an advisory vote on executive compensation;
3.To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2023; and
4.To transact such other business as may properly come before the meeting.
Only stockholders of record at the close of business on May 1, 2023 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2022 Annual Report to Stockholders, which accompanies this Proxy Statement.
An additional copy of our Annual Report on Form 10‑K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
Attn: Secretary
385 East Colorado Boulevard
Pasadena, California 91101
Phone: (626) 844-9400
The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

Adam C.E. Wright, Secretary
Pasadena, California
Date: May 1, 2023
Enclosures
****YOUR VOTE IS IMPORTANT****
YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE VIRTUAL MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on June 23, 2023
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this Proxy Statement, a proxy card and our 2022 Annual Report to Stockholders) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.
This Proxy Statement, the Company’s 2022 Annual Report and a proxy card will be made available at http://proxy.westernassetmcc.com.
The Annual Meeting of Stockholders will be held June 23, 2023 at 9:00 A.M. Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities." The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this Proxy Statement, are as follows:
1.    To elect the Board of Directors, with each director serving a one‑year term and until his or her successor is elected and qualified;
2.    To hold an advisory vote on executive compensation; and
3.    To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2023.
Our Board of Directors recommends that you vote "FOR" the approval of Proposals 1, 2 and 3.
For information on how to vote at the Annual Meeting of Stockholders, please see the sections entitled "Solicitation and Revocation of Proxy" and "Voting Securities" below.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2023
This Proxy Statement is furnished in connection with the Annual Meeting (the "Annual Meeting") of Stockholders of Western Asset Mortgage Capital Corporation (the "Company") to be held June 23, 2023 at 9:00 A.M. Pacific Time, online at https://web.lumiagm.com/239581234. This year's Annual Meeting of Stockholders will be held in a virtual-only meeting format. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading "Voting Securities." This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about May 1, 2023. A copy of the Company’s 2022 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.
SOLICITATION AND REVOCATION OF PROXY
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be used at the Annual Meeting of the holders of the Company’s common stock, par value $0.01 per share, to be held June 23, 2023. The enclosed proxy may be revoked at any time before it is exercised by logging into and voting at the virtual meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, by the directors, officers, and employees of the Company, or by the Company’s transfer agent. Directors, officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. In addition, we have engaged Morrow Sodali LLC to assist in soliciting proxies from brokers, banks and other nominee holders of our common stock at an estimated cost of approximately $7,000, plus reasonable out-of-pocket expenses.
All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of directors shown as nominees and as recommended by the Board with regard to all other matters.
VOTING SECURITIES
Unless otherwise noted, all share figures included in this Proxy Statement (including share figures relating to periods on or before July 11, 2022) reflect the Company's one-for-ten reverse stock split that was effected on July 11, 2022. At the close of business on May 1, 2023, there were 6,038,012 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of such shares are entitled to one vote for each share of common stock held by them on any matter to be presented at the Annual Meeting, including the election of directors. Only stockholders of record at the close of business on May 1, 2023 are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
    The Annual Meeting will be held entirely online this year. You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting https://web.lumiagm.com/239581234. If you were a stockholder of record as of May 1, 2023, the record date for the Annual Meeting, you should click on "I have a login," enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received, and enter the password "western2023" (the password is case sensitive). We encourage you to access the meeting prior to the start time leaving ample time for the check in.

    If your shares are held in "street name" through a broker, bank or other nominee, in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company's common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as "Legal Proxy" and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on June 15, 2023.

    Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The presence at the virtual Annual Meeting, in person or by proxy, of a majority of the outstanding shares of the common stock will constitute a quorum.

ABOUT THIS PROXY STATEMENT
In this Proxy Statement, the terms "we," "our," "us," and "the Company" refer to Western Asset Mortgage Capital Corporation. The Company is externally managed and advised by Western Asset Management Company, LLC, which is referred to herein as "our Manager" or "the Manager."
HOUSEHOLDING
In order to reduce printing and postage costs, we have undertaken an initiative to deliver only one copy of the Company’s 2022 Annual Report to Stockholders, one copy of the Proxy Statement and one copy of the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address. This delivery method, called "householding," will not be used, however, if we receive contrary instructions from one or more of the stockholders sharing an address. If your household has received only one copy of these materials, we will deliver promptly a separate copy of each of the Company’s 2022 Annual Report to Stockholders, the Proxy Statement and Notice of Internet Availability of Proxy Materials to any stockholder who sends a written request to the Secretary, Western Asset Mortgage Capital Corporation, 385 East Colorado Boulevard, Pasadena, California 91101. You may also contact our Secretary at (626) 844-9400. You may also notify us that you would like to receive separate copies of the Company’s 2022 Annual Report to the Stockholders, Proxy Statement and Notice of Internet Availability of Proxy Materials in the future by writing to our Secretary. Even if your household has received only one copy of the Company’s 2022 Annual Report to Stockholders, one copy of the Proxy Statement and one copy of the Notice of Internet Availability of Proxy Materials, a separate proxy card has been provided for each stockholder account. If you are submitting a proxy by mail, each proxy card should be marked, signed, dated and returned in the enclosed self‑addressed envelope.
If your household has received multiple copies of the Company’s 2022 Annual Report to Stockholders, Proxy Statement and Notice of Internet Availability of Proxy Materials, you can request the delivery of single copies in the future by marking the designated box on the enclosed proxy card.
SPECIAL NOTE TO
STOCKHOLDERS HOLDING SHARES
WITH THEIR BROKER
THE NEW YORK STOCK EXCHANGE PROHIBITS YOUR BROKER FROM VOTING YOUR SHARES IN ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH PROPOSAL (OTHER THAN RATIFYING THE APPOINTMENT OF AUDITOR) ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1
ELECTION OF DIRECTORS
Pursuant to the Company’s Bylaws, the Board has fixed the number of the Company’s directors at six (6). Each director elected at the Annual Meeting shall hold office until his or her respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining directors then in office.
The Board has selected each of the following persons as a nominee for election by the holders of the Company’s common stock as a director at the 2023 Annual Meeting of Stockholders:
Edward D. Fox
James W. Hirschmann III
Ranjit M. Kripalani
M. Christian Mitchell
Lisa G. Quateman
Bonnie M. Wongtrakool

Experience, Qualifications, Attributes, and Skills
Edward D. Fox has been a member of our Board since May 2012 and is the chair of our Nominating and Corporate Governance Committee. Mr. Fox has served as chairman and chief executive officer of Vantage Property Investors, LLC, a private real estate investment and development company, since January 2003. Mr. Fox was chairman and chief executive officer of Center Trust, a real estate investment trust, from 1998 to January 2003, when Center Trust was acquired by Pan Pacific Retail Properties. Mr. Fox co‑founded and served as the chairman of CommonWealth Partners, a fully integrated real estate operating company, from 1995 through October 2003. Prior to forming CommonWealth Partners, Mr. Fox was a senior partner with Maguire Thomas Partners, a national full‑service real estate operating company. A certified public accountant, Mr. Fox started his career in public accounting specializing in real estate transactions. Mr. Fox serves on the Dean’s advisory council for the USC School of Architecture, is a director of the Orthopaedic Institute for Children and serves on the board of trustees of its foundation. He received a bachelor’s degree in accounting and a master’s degree in business, both with honors, from the University of Southern California.
The Board believes Mr. Fox is qualified to serve as a director due to the depth of his experience in the real estate industry, his previous management experience in both real estate operating companies and real estate investment trusts and his experience on public and private boards.
James W. Hirschmann III has been the Chairman of the Board since July 2009 (the Company commenced operations in May 2012). He has also served as the chief executive officer of our Manager since 1999. Mr. Hirschmann serves on our Manager’s board of managers and chairs our Manager’s Executive Committee. Mr. Hirschmann has worked at our Manager since 1989. Mr. Hirschmann also served as the president of our Manager’s former parent company, Legg Mason, Inc., from May 2006 to April 2007. Mr. Hirschmann received a bachelor of science degree from Widener University.
The Board believes Mr. Hirschmann is qualified to serve as a director because of his experience as chief executive officer and member of the board of directors of our Manager and his depth of experience in the financial and investment management industry.
Ranjit M. Kripalani has been a member of our Board since November 2014 and is the chair of our Risk Committee. From 2009 to 2013, Mr. Kripalani served as the chief executive officer of CRT, LLC, an institutionally focused broker‑dealer. Prior to joining CRT, Mr. Kripalani worked at Countrywide Capital Markets, Inc. and Countrywide Financial Corporation from 1998 to 2008, where he served in a number of roles, including as president of capital markets and executive managing director of Countrywide Financial Corp. and chief executive officer and president of Countrywide Capital Markets from 2000 to 2008. Mr. Kripalani also served as president and chief executive officer of Countrywide Securities Corporation from 2001 to 2008 and was the executive vice president and national sales manager for Countrywide Securities Corporation from 1998 to 2001. Prior to joining Countrywide, Mr. Kripalani served as managing director and head of mortgage trading for Chase Securities, Inc. from 1995 to 1998, and as managing director and head of mortgage trading for PaineWebber, Inc. from 1985 to 1995. He is also a director for Griffin Capital Essential Asset REIT, an SEC registered non-traded real estate investment trust (real estate investment trusts are hereinafter referred to as "REITs"). Mr. Kripalani has a bachelor of arts degree in International Relations from Tufts University and a Graduate Diploma in Business Studies from the London School of Economics.

The Board believes Mr. Kripalani is qualified to serve as a director because he is a longtime executive in the financial industry with significant experience in the investment in and trading of mortgages and mortgage backed securities.
M. Christian Mitchell has been a member of our Board since May 2012 and is the Lead Independent Director of the Board and the chair of our Audit Committee. Mr. Mitchell retired from Deloitte & Touche LLP in 2003, where he was the national managing partner of the mortgage banking and finance companies practice. During his 26 year career at Deloitte, he also served as regional managing partner for various practices including audit, enterprise risk services and financial services. He was also a founding board member of Deloitte Consulting USA. Mr. Mitchell serves as a consultant for Marshall & Stevens, a national valuation and financial advisory firm, where he previously served on the Board of Directors. He is also a director of Pacific Premier Bancorp Inc., an Irvine, California-based bank holding company, Parsons Corporation, a Centreville, Virginia-based provider of technology-driven solutions in the defense, intelligence and critical infrastructure markets, and Huntington Health, a Cedars Sinai-affiliated hospital located in Pasadena, California. Mr. Mitchell previously served as a director of numerous public, private equity-backed, and private companies, and an adjunct professor of accounting at the University of Redlands. He is the chairman emeritus of the National Association of Corporate Directors ("NACD"), Pacific Southwest, and was a member of the national board of NACD from 2017 to 2019. Mr. Mitchell received a bachelor of science degree from the University of Alabama. In 2011 and 2012, Mr. Mitchell was named "one of the 100 most influential people in corporate governance" by Directorship magazine.

The Board believes Mr. Mitchell is qualified to serve as a director because of his extensive experience in the real estate and mortgage industry, his professional and educational background in accounting, and finance and his previous experience serving on boards of directors.
Lisa G. Quateman has been a member our Board since June 2020 and is the chair of our Compensation Committee. Ms. Quateman is the chief executive officer of Voyager Advisory LLC, a corporate strategic advisory firm. She retired as a senior partner of the national law firm Polsinelli in October 2020, where she had specialized in financial services, real estate, regulatory matters and corporate transactions. She was the founding Office Managing Partner for the firm's Los Angeles office. Previously, she was the Managing Partner of Quateman LLP and a partner at Dentons. Ms. Quateman serves on the boards of directors of ITR Concession Company and affiliates (a public-private partnership operator of the Indiana Toll Road), Scherzer International Corporation, NACD Pacific Southwest Chapter and Heidi Duckler Dance. She is a member of the Advisory Boards of Lyles Diversified, Inc. and the UCLA Ziman Center for Real Estate and of the City of Hope Board of Governors. Previously she served as Vice Chair and General Counsel for the UCLA Alumni Association and as a Mayoral appointee to the City of Los Angeles Industrial Development Authority. Ms. Quateman is an NACD Certified Director and Board Leadership Fellow, and she earned her bachelor of arts and juris doctor degrees from the University of California at Los Angeles.
The Board believes Ms. Quateman is qualified to serve as a director because of her extensive experience working on real estate matters, advising issuers and financial institutions in complex financing transactions, and her previous experience serving on boards of directors.
Bonnie M. Wongtrakool, CFA, has been a member of our Board and our Chief Executive Officer since October 2021. Ms. Wongtrakool is the global head of ESG investments and a portfolio manager for the Manager, which she joined in 2003. She leads the Manager’s ESG research, engagement, strategies and portfolios, which express the Manager’s ESG capabilities across a wide range of fixed-income mandates. She is also a member of the Firm’s US Broad Strategy Committee, which formulates domestic investment themes and strategies. Prior to her ESG leadership role, Ms. Wongtrakool was a portfolio manager on the Manager's mortgage-backed securities ("MBS") and asset-backed securities ("ABS") team, where she managed the Manager’s dedicated mortgage funds and was responsible for mortgage allocations across the Manager’s multi-sector portfolios. Prior to joining the Manager, she worked at Mercer Management Consulting in strategy consulting and at Orion Partners in private equity. Ms. Wongtrakool began her career at Donaldson, Lufkin & Jenrette Securities in investment banking. Ms. Wongtrakool earned her juris doctor degree from Harvard Law School and her bachelor of arts degree from Harvard College. She also serves on the board of trustees of Crestview Preparatory School in La Canada Flintridge, California. She is a Chartered Financial Analyst.
The Board believes Ms. Wongtrakool is qualified to serve as a director because of her leadership role at the Manager, her knowledge of mortgages, MBS, ABS and other structured products and her depth of experience in the investment management industry.
Vote Required
Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." Directors will be elected by a plurality of the votes cast by stockholders represented, either in person or by proxy, at the virtual meeting and entitled to vote thereon. Withheld votes and broker non‑votes will have no effect.
The Board recommends an affirmative vote FOR the above director nominees.

It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as directors. The Board knows of no reason why any nominee for director would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may designate, or the Board may reduce the number of directors to eliminate the vacancy.
DIRECTORS AND EXECUTIVE OFFICERS
The names, principal occupation or employment, and ages of each of our directors and executive officers as of May 1, 2023 are listed in the following table:

Name and Principal Occupation or Employment	Age
Directors
Edward D. Fox, Chairman and Chief Executive Officer of Vantage Property Investors, LLC	75
James W. Hirschmann III, Chief Executive Officer of our Manager	62
Ranjit M. Kripalani, Consultant	63
M. Christian Mitchell, Corporate Board Member and Advisor	68
Lisa G. Quateman, Chief Executive Officer of Voyager Advisory LLC	69
Bonnie M. Wongtrakool, Chief Executive Officer of the Company and global head of ESG investments and a portfolio manager at our Manager	49
Executive Officers
Greg Handler, Chief Investment Officer of the Company and head of our Manager's Mortgage and Consumer Credit Group	42
Sean O. Johnson, Deputy Chief Investment Officer of the Company and a portfolio manager in our Manager's Mortgage and Consumer Credit Group	56
Robert W. Lehman Chief Financial Officer of the Company	62
Elliott Neumayer, Chief Operating Officer of the Company and product specialist and head of mortgage-related business at our Manager	42

Biographies of Directors and Executive Officers
Biographical information for each of our nominees for director is provided under "Proposal No. 1, Election of Directors—Experience, Qualifications, Attributes, and Skills."
In addition to Ms. Wongtrakool, the following individuals serve as our executive officers.
Greg Handler, CFA, was appointed Chief Investment Officer of the Company in July 2021 and is the head of our Manager's Mortgage and Consumer Credit Group. Previously, Mr. Handler served as co-head of our Manager's Mortgage and Consumer Credit Group since March 2019. Before that, he was a lead portfolio manager on the Manager's structured product portfolios. Mr. Handler began his career at the Manager in 2002 and has focused his research on the non-Agency MBS sector for more than 18 years. Mr. Handler holds a bachelor of science degree from Pomona College. He is a Chartered Financial Analyst.
Sean O. Johnson, CFA, was appointed Deputy Chief Investment Officer of the Company in July 2021. Mr. Johnson is a portfolio manager in the Manager’s Mortgage and Consumer Credit Group, focusing on both Agency and Non-Agency MBS and residential and commercial whole loans. Mr. Johnson joined the Manager in 1995 and prior to that was a portfolio analyst at Pacific Investment Management Company and a Supervisor of Investment Performance at Wilshire Associates, Inc.

Mr. Johnson holds a bachelor of science degree from the University of Southern California. He is a Chartered Financial Analyst.
Robert W. Lehman, CPA, was appointed Chief Financial Officer of the Company in June 2022. Previously he served as Senior Partner, Major Real Estate Accounts and Eastern Region Market Sector Leader at Ernst & Young LLP (“EY”) from 2008 to 2021. During his career at EY, he held several leadership positions, including serving as Global Real Estate Investment Trust Leader and Senior Partner – Major Real Estate, counselling high-visibility clients on accounting considerations and overseeing complex real estate acquisitions and initial public offerings. In July 2021, he retired from EY after more than 38 years. Mr. Lehman is a real estate and REIT specialist with extensive experience in accounting, auditing, strategic plan creation and execution, capital markets, and mergers and acquisitions. Mr. Lehman received a B.A. in accounting from the City University of New York - Queens College and he is a Certified Public Accountant in the State of New York and the State of New Jersey.
Elliott Neumayer has been our Chief Operating Officer since October 2015. Mr. Neumayer has also served as a product specialist and head of mortgage-related business efforts at our Manager since October 2015. From May 2014 through October 2015, Mr. Neumayer supported our Manager’s mutual fund business. From July 2007 through May 2014, Mr. Neumayer was a member of our Manager’s product group, where he worked on our Manager’s mortgage-related and mutual fund products. From 2004 through July 2007, Mr. Neumayer was a member of our Manager’s client service department. Mr. Neumayer joined our Manager in 2004 from Marshall & Stevens, where he served as a senior associate. Mr. Neumayer received an MBA and bachelor of arts degree from Loyola Marymount University.
ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE INFORMATION
The Company and our Manager are committed to corporate responsibility and recognize the importance of integrating environmental, social and governance ("ESG") policies into our day-to-day operations. As an externally-managed company with only one employee, the bulk of our environmental and social efforts are conducted through our Manager. The following are notable ESG policies we and our Manager had in place as of December 31, 2022.
Environmental
The Company and our Manager recognize that environmental issues are increasingly a concern in today's world and that sustainable business practices can effectively drive business competitiveness. Our Manager is committed to an environmental policy that promotes operational practices to minimize its impact on the environment. For example, our Manager has purchased renewable energy credits to offset its direct operations in previous years and will continue to assess the advisability of doing so in the future. Our Manager also makes efforts to reduce energy use and water waste wherever possible and manages its electronic waste per local guidelines. Our Manager participates in local waste recycling efforts that meet all regional ordinances for plastics, glass, paper and compostable waste at all of its global office locations. An example of these efforts is the refurbishment of the London office of the Manager's UK company that was completed in 2021. Our Manager set the foundations of the refurbishment project on sustainability and employee well-being goals. The refurbishment achieved:

•Energy efficiency and climate change mitigation: implementation of energy efficient HVAC at the office reduces energy usage and lowers operating costs by up to 31%;
•Pollution prevention and control: 98.1% of the waste generated during the refurbishment was diverted from landfills;
•Conservation of resources: our Manager selected optimal materials and ethical suppliers, including natural and renewable sources and recycled materials;
•Ensuring occupant health and well-being: the refurbishment resulted in optimal levels of thermal comfort, reduced volatile organic compounds (VOCs), maximization of natural daylight and suitable levels of ventilation; and
•Sustainable material use: The refurbishment used environmentally sustainable materials including A+ efficient flooring and low-VOC paints.

In addition, in its capacity as an investment manager, our Manager, either directly or through a non-US affiliate, is also a signatory to Principles for Responsible Investment (PRI) and the 2020 UK Stewardship Code and is a founding member of the UN PRI Sustainable Goals Advisory Committee, the UN PRI Sovereign Working Group and the UN PRI Sub-sovereign Debt Advisory Committee. In its 2020 UNPRI signatory assessment, our Manager received an "A" across all categories, including higher-than-the-median ratings in the Sovereign/Supranational/Agency, Corporate Non-Financials, Financials and Securitized fixed-income categories and an at-the-median rating in Strategy & Governance. Our Manager is also a supporter of the Task Force on Climate-related Financial Disclosures and Transition Pathway Initiative, and a signatory and participant in Climate Action 100+.

Social

Human Capital

To foster the health, well-being and satisfaction of our Manager's employees and their families, our Manager's employees have access to robust compensation, health and wellness programs, including:

•A competitive total compensation program, consisting of benefits, base salary and incentive compensation;
•Our Manager bears all premiums for its medical, dental, vision, basic life and disability insurance plans;
•Paid parental leave;
•Wellness incentives;
•Employee assistance program;
•401(k) plan including company matching; and
•In-office flu shot clinics.

To attract and retain talent, our Manager supports and encourages the development of its employees with a variety of opportunities for personal growth through training and education support, including:

•Regular in-person and online professional training sessions and reimbursement for university or other recognized institution course work, reimbursement for enrollment in the CFA program and reimbursement of reasonable expenses incurred in connection with the Certified Public Accounting and other professional credentialing programs;
•All employees participate in mid-year and/or annual performance reviews; and
•Approximately 22% of open positions were filled internally in 2022 and the average tenure of our Manager's employees is over 11 years.

Community Engagement

Our Manager believes that as a good corporate citizen, it has the responsibility to assist the communities in which it operates. Because of this commitment, our Manager established the Western Asset Management Company Charitable Foundation (the "Foundation") in 2005. The Foundation's goal is to foster educational and civic programs and services, advocate cultural institutions, and aid the underprivileged in the communities in which our Manager operates. Our Manager encourages employee involvement in the community through its volunteer efforts committee and its charitable contribution gift match program. Our Manager's volunteer efforts committee carries out the mission of the Foundation by offering the Manager's employees opportunities to contribute their time and show their support to the Manager's community partners. By providing the necessary human resources to select local, regional and national organizations for events and program services, the committee brings the Manager's employees and their community together. Additionally, our Manager believes in the importance of supporting the communities in which it does business. To this end, our Manager will match employee contributions to bonafide 501(c)(3) charitable organizations on a dollar-for-dollar basis, up to $1,000 per year per employee.

Diversity, Equity and Inclusion (DEI)

Our Manager has a comprehensive approach to DEI globally and affirmative action in the United States which provides that all applicants and employees shall be recruited, trained, promoted, retained and compensated strictly on the basis of qualifications for the role and treated equally in these and all aspects of the employment relationship. As part of its ongoing DEI efforts, our Manager supports the following employee resource groups spanning a variety of shared interests and perspectives:

•Asian Pacific Islanders for Engagement and Excellence (APEX): APEX seeks to celebrate and support Asian-Pacific Islander cultures within our Manager by embracing differences and promoting professional and personal development.
•Black Heritage Network (BHN): BHN aims to facilitate the professional development of black employees by providing an educational forum, creating connections and promoting an inclusive environment at our Manager.
•Latinos for Engagement, Advancement and Development (LEAD): LEAD seeks to cultivate a community within the Manager that promotes and integrates the Latin/Hispanic culture and traditions, provides support for professional development and contributes to the success of the Manager’s mission.
•Unify, Network, Inspire, Teach, and Empower (UNITE) women: UNITE seeks to unify, provide a network and space to inspire, an environment to teach, and a way to empower our Manager's female employees.
•Western Asset Pride: Western Asset Pride seeks to provide a forum for education and awareness supporting the professional growth of LGBTQ+ (Lesbian, Gay, Bisexual, Transgender, Queer and Questioning) individuals by fostering a safe environment within our Manager for staff to be authentic in the workplace.

Corporate Governance

We believe good corporate governance is critical to achieving long-term shareholder value and we are committed to governance practices and policies that serve the long-term interests of the Company and its shareholders. Highlights of our corporate governance practices, many of which are discussed at greater length elsewhere in this Proxy Statement, include:

•Our Board represents a well-rounded and diverse combination of skills, knowledge, experience and perspectives.
•Two-thirds of our directors are independent.
•The Board regularly meets in executive sessions with its independent directors which are presided over by the Lead Independent Director.
•All of the members of the Board's four standing committees are independent.
•One-third of the Board's directors are female.
•We separate the Chairman of the Board and Chief Executive Officer roles.
•Our Board is fully declassified and directors are elected annually.
•Each share of our common stock has equal voting rights with one vote per share.
•The Board and each Board committee conducts an annual evaluation of its performance.
•During 2022, director attendance for Board and committee meetings was greater than 75% for each director.

Board Leadership Structure
Our Board leadership structure is currently comprised of: (i) the Chairman of the Board, (ii) the Chief Executive Officer of the Company, and (iii) the Lead Independent Director who is "independent" under the rules of the New York Stock Exchange (the "NYSE").
Four of the six nominees for election to our Board are independent under the rules of the NYSE. Our four independent directors serve as the sole members of our Audit, Compensation, Nominating and Corporate Governance and Risk Committees. We have retained our Manager to manage the day-to-day affairs of our business, subject to the supervision and oversight of our Board. Ms. Wongtrakool, our Chief Executive Officer, and Mr. Hirschmann, our Chairman of the Board, are employees of our Manager. The Board has determined that this combination of employees in leadership positions at our Manager, a two‑thirds majority of independent directors, the designation of a lead independent director and governing committees composed solely of independent directors is the most appropriate governance structure for the Company.
Mr. Hirschmann has served as the Chairman of the Board since 2009. Having been employed by our Manager for over 34 years, Mr. Hirschmann has a breadth of unique and specialized knowledge about our business operations and those of our Manager. In 2014, in light of the Company’s growth and to further enhance the Company’s governance structure, the Board, to complement Mr. Hirschmann's Chairman position, created the position of Lead Independent Director and appointed M. Christian Mitchell to the position. The Lead Independent Director is responsible for (i) serving as a liaison between the Chairman of the Board and our other directors, (ii) presiding at, and preparing the agenda for, all executive sessions of the independent directors, (iii) working with the Chairman of the Board and members of management to schedule Board meetings, prepare agendas and review with management the adequacy and timing of information provided to the Board, (iv) retaining outside advisors to the Board, if necessary or desirable, and (v) performing such other duties as may be requested by the Chairman or the Board.
In addition, as noted, each of the Board's four standing Committees, Audit, Compensation, Nominating and Corporate Governance and Risk, is composed exclusively of independent directors under the NYSE rules. To further facilitate the exercise of independent judgment by the Board, these independent directors meet regularly in executive session without any members of management present.
Board Oversight of Risk
While our Manager and our executive officers, all of whom are employees of our Manager, are responsible for the day‑to‑day management of risk, our Board is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks. In particular, our Board has established investment guidelines, which have been made a part of the Management Agreement, for our Manager to follow in its day‑to‑day management of our business.
The Board has been structured to facilitate oversight of risk by combining Board committees composed entirely of independent directors, a two‑thirds majority independent Board composition and a Lead Independent Director, with an experienced Chairman of the Board and Chief Executive Officer, each of whom has detailed knowledge of our business, our Manager, and the complex challenges we face. The Chairman of the Board and the Chief Executive Officer’s respective in‑depth understanding of these matters and involvement in the day‑to‑day management of the Company positions them to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The Lead Independent Director and the other independent directors who chair the Board's committees also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to question the Company’s management. The Board believes there has been a well‑functioning and effective balance between the non‑management directors and the Chairman of the Board and the Chief Executive Officer, which enhances risk oversight. Finally, in 2018 the Board decided to enhance its risk oversight process by creating a Risk Committee of the Board to provide a more focused risk review process.
The Board exercises its oversight responsibility for risk both directly and through its four standing committees. The Board and each appropriate committee may spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through reports from the committees at full Board meetings and committee meeting minutes that are available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board’s regular quarterly meetings. Periodically, the Board may conduct reviews of our long‑term strategic plans, which may include reports from members of our or the Manager’s senior management on our chief risks and the steps management has taken or will take to mitigate these risks. In addition, the Risk Committee, which is responsible for overseeing the Company’s risk governance structure, risk management and risk assessment guidelines and policies and risk tolerance and capital, liquidity and funding, receives regular reports on various risk matters with a focus on investment and related risk matters and meets regularly with members of the Manager’s risk department.
As needed between Board meetings, our Chairman of the Board and Chief Executive Officer may provide reports to the Board on the critical issues we face and the recent developments in our business, including identified risks. In addition, our Chief Investment Officer and Deputy Chief Investment Officer provide the Board with a formal investment report at each quarterly meeting of the Board along with supplemental telephonic reports on our investment portfolio at least once a quarter. Since 2016, these reports have been supplemented by presentations by the Manager's risk department focused primarily on portfolio risk. These discussions provide the Board with an opportunity to ask questions regarding our investment strategy and related portfolio risks.
    The Audit Committee is responsible for reviewing our financial accounting risks. The Audit Committee meets regularly with our Chief Financial Officer, other members of senior management, external accounting service providers and our independent auditors to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in executive session with our independent auditors to facilitate a full and candid discussion of risks and other issues.

The Compensation Committee is responsible for overseeing compensation risk, including evaluating and assessing risks arising from the terms of the Management Agreement, our compensation policies and practices for our employees and ensuring executive compensation is aligned with performance and engaging in an annual overall review of the Manager’s services to us. The Compensation Committee is charged with monitoring our equity‑based compensation plans.
The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating and Corporate Governance Committee also is engaged in overseeing risks associated with succession planning for the Board and management and conducts an annual assessment of the Board’s overall performance and effectiveness.
Director Independence

Our common stock is listed on the NYSE. The NYSE requires that a majority of our directors be "independent," as defined by rules of the NYSE. In determining director independence, the Board reviewed, among other things, whether any transactions or relationships currently exist, or have existed in the past, between each director and the Company and its subsidiaries, affiliates and equity investors (including, but not limited to, the Manager) or the Company’s independent auditors. In particular, the Board reviewed any current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the NYSE for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent. The Board also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.
The Board has affirmatively determined that a majority of its directors are independent directors under NYSE rules. Based on these standards, the Board determined that our independent directors include the following current directors:

Edward D. Fox
Ranjit M. Kripalani
M. Christian Mitchell
Lisa G. Quateman

Director Attendance at Meetings
The Board met on fourteen occasions during 2022. No incumbent director attended fewer than 75 percent of all meetings of our Board and the committees on which such director served during 2022.
Independent Director Meetings in Executive Sessions
Our independent directors meet separately from the other directors in regularly scheduled executive sessions. Any independent director may call an executive session of independent directors at any time. The Lead Independent Director chairs these executive sessions. The independent directors met in executive session on four occasions during 2022.
Board Committees
Our Board has established four standing committees, the Audit, Compensation, Nominating and Corporate Governance and Risk Committees, the principal functions of which are briefly described below. Matters put to a vote at any one of these four committees must be approved by a majority of the directors on the committee who are present at a meeting at which there is a quorum or by unanimous written consent of the directors on that committee. Our Board may from time to time establish certain other committees to facilitate the management of the Company.
Audit Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company and is "financially literate" under the rules of the NYSE, currently serve on the Audit Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Mr. Mitchell chairs our Audit Committee and the Board has determined that Mr. Mitchell and Ms. Quateman are audit committee financial experts, as that term is defined by the SEC. During 2022, the Audit Committee met on five occasions.
The Audit Committee assists our Board in overseeing:
•our financial reporting, auditing and internal control activities, including the integrity of our financial statements;
•our compliance with legal and regulatory requirements;
•our independent auditors’ qualifications and independence; and
•the performance of our independent auditors.
The Audit Committee is also responsible for engaging our independent auditors, reviewing with our independent auditors the plans and results of the audit engagement, approving professional services provided by our independent auditors, reviewing the independence of our independent auditors, considering the range of audit and non‑audit fees and reviewing the adequacy of our internal accounting controls.
Compensation Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Compensation Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Ms. Quateman chairs our Compensation Committee. During 2022, the Compensation Committee met on five occasions.
The Compensation Committee is responsible for:
•annually reviewing and approving the corporate goals and objectives relevant to the compensation we pay to our Manager, evaluating the performance of our Manager in light of such goals and objectives and determining and approving the compensation, if any, we pay to our Manager based on such evaluation;
•providing oversight with regard to our Chief Executive Officer's, Chief Financial Officer’s, Chief Investment Officer's and Deputy Chief Investment Officer's compensation as ultimately determined (with the exception of our Chief Financial Officer) by our Manager;
•overseeing our equity incentive plans, including whether to grant a share award to the Manager; and

•determining from time to time the remuneration for our non‑management directors.
    In carrying out these responsibilities, the Compensation Committee may form subcommittees (with a minimum of two members) for any purpose that the Compensation Committee deems appropriate and may delegate to its subcommittees such power and authority as the Compensation Committee deems appropriate, to the extent permitted by applicable laws, regulations and listing standards. As of the date hereof, the Compensation Committee does not have any subcommittees.

    In addition, the Compensation Committee’s charter provides the committee with sole authority to retain or terminate any compensation consultant to assist it in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms. For 2022, the Compensation Committee did not engage a compensation consultant to determine the compensation of the Company's executive officers.

Nominating and Corporate Governance Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Nominating and Corporate Governance Committee with Messrs. Fox and Mitchell serving since May 2012, Mr. Kripalani serving since November 2014 and Ms. Quateman serving since June 2020. Mr. Fox chairs our Nominating and Corporate Governance Committee. During 2022, the Nominating and Corporate Governance Committee met on four occasions.
The Nominating and Corporate Governance Committee is responsible for:
•providing counsel to our Board with respect to the organization, function and composition of our Board and its committees;
•overseeing the self‑evaluation of our Board and our Board’s evaluation of management;
•periodically reviewing and, if appropriate, recommending to our Board changes to our corporate governance policies and procedures; and
•identifying and recommending to the Board potential director candidates for nomination.
Risk Committee
Messrs. Fox, Kripalani and Mitchell and Ms. Quateman, each of whom is an independent director of the Company, currently serve on the Risk Committee with Messrs. Fox, Kripalani and Mitchell serving since the Risk Committee’s formation in March 2018 and Ms. Quateman serving since June 2020. Mr. Kripalani chairs our Risk Committee. During 2022, the Risk Committee met on four occasions.
The Risk Committee is responsible for providing oversight of the following areas:
•the Company’s risk governance structure and its risk management and risk assessment guidelines and policies;

•the Company’s investment policies with respect to the risk exposures associated with the types of assets that the Company invests in; and

•significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including guidelines and policies with respect to assessment of risk and risk management.

In addition, the Risk Committee also assists the Board in its oversight of the Company’s risk tolerance and capital, liquidity and funding.
Committee Charters
A copy of the charters of each of the Audit, Compensation, Nominating and Corporate Governance and Risk Committees is available on the Company’s corporate website at http://www.westernassetmcc.com and may also be obtained upon request without charge by writing to the Company’s Secretary, 385 East Colorado Boulevard, Pasadena, California 91101.
Corporate Governance Principles
We are committed to good corporate governance practices and, as such, we have adopted formal corporate governance principles to enhance our effectiveness. The principles address, among other things, board member qualifications, responsibilities, education and management succession. A copy of our corporate governance principles may be found at the

Company’s corporate website at http://www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."
Code of Conduct
Our Board has established a code of conduct that applies to our directors, officers and employees. Our Manager also maintains a code of ethics to which its officers and directors are subject. Any such director, officer or employee who is also subject to our Manager’s code of ethics will, in the event of a conflict in policy, be held to the more restrictive provision. Among other matters, our code of conduct is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•compliance with applicable governmental laws, rules and regulations;
•prompt internal reporting of violations of the code of conduct to appropriate persons identified in the code of conduct; and
•accountability for adherence to the code of conduct.
Waivers of any provisions of the code of conduct may be granted in writing by our Chief Executive Officer, except that any waiver sought by one of our directors or executive officers may be granted only by the Nominating and Corporate Governance Committee. In considering any request for a waiver, the Chief Executive Officer will consult with appropriate senior management, the Manager's legal and compliance department and/or external legal advisors, as appropriate under the circumstances. Any changes to or waivers of the code of conduct will, to the extent required, be disclosed as required by applicable rules and regulations of the SEC and the NYSE. A copy of our code of conduct may be found at the Company’s corporate website at http://www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers and certain stockholders to file with the SEC an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2022, other than a Form 4 filed late by the Company on behalf of each Messrs. Fox, Kripalani, and Mitchell on July 8, 2022 with respect to award grants of 5,426 restricted stock units made on June 24, 2022 to each of Messrs. Fox, Kripalani and Mitchell and a Form 4 filed late by the Company on behalf of Ms. Quateman on July 19, 2022 with respect to an award grant of 5,426 restricted stock units made on June 24, 2022 to Ms. Quateman.
Stockholder Communications with Directors
The Board has established a process to receive communications from stockholders and other interested parties. Interested parties and stockholders may contact any or all members of the Board, including non‑management directors, by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent in care of the Secretary at Western Asset Mortgage Capital Corporation, 385 East Colorado Boulevard, Pasadena, California 91101.
All communications received as set forth in the preceding paragraph will be opened by the office of the Company’s Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the office of the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence is addressed.
Director Attendance at Annual Meetings of Stockholders
We encourage all incumbent directors, as well as all director nominees, to attend the Annual Meeting of Stockholders. Of the Company’s incumbent directors in 2022, Ms. Quateman, Ms. Wongtrakool and Messrs. Fox and Mitchell attended the 2022 Annual Meeting of Stockholders.

Director Nomination Procedures
    The Nominating and Corporate Governance Committee recommends director nominees to the Board of Directors based on its evaluation of a candidate’s experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.

    The Nominating and Corporate Governance Committee may identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons who meet the criteria described above, especially business and civic leaders in the communities in which we operate. It may also engage firms, at our expense, that specialize in identifying director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders.
In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.
To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the date of the annual meeting. In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the tenth (10th) day following the day on which notice of such special meeting was given.
To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and (E) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and (ii) as to the person submitting the nomination notice and any person acting in concert with such person, (x) the name and business address of such persons, (y) the name and address of such persons and as they appear on the Company’s books (if they so appear) and (z) the class and number of shares of the Company which are beneficially owned by such persons. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
    The Nominating and Corporate Governance Committee does not employ a specific policy, practice or formula for evaluating candidates to the Board of Directors recommended by stockholders and expects to use a similar process to evaluate candidates to the Board of Directors recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

EXECUTIVE COMPENSATION
Introduction
The Management Agreement provides that our Manager is responsible for managing our affairs. Our Manager has historically employed and compensated each of our executive officers and all other personnel working on the Company's affairs and our executive officers have historically not received cash compensation from us for serving as our executive officers. Effective as of June 15, 2022, we appointed Robert W. Lehman to serve as our Chief Financial Officer. Mr. Lehman is employed directly by, and receives cash and, on occasion, has received equity compensation directly from, the Company. As a result, this Executive Compensation section describes both (1) the Company's compensation program for our Chief Financial Officer and (2) our Manager's compensation program for our other executive officers.
Pursuant to the Management Agreement, we pay our Manager the management fee and other amounts described in "Certain Relationships and Related Transactions—Management Agreement." For the year ended December 31, 2022, we paid our Manager an aggregate of $3.5 million in management fees and $989 thousand in expense reimbursements. Under the terms of the Management Agreement, we reimbursed our Manager for the compensation and related expenses for our former Chief Financial Officer prior to June 10, 2023 and for other supporting finance and accounting personnel.
Compensation of Robert W. Lehman
Mr. Lehman was appointed to serve as our Chief Financial Officer effective as of June 15, 2022. Mr. Lehman is an employee of the Company and receives cash and, on occasion, has received equity compensation directly from the Company. Mr. Lehman has an annual base salary of $350,000. For the period from June 15, 2022 through September 30, 2022, the Company guaranteed Mr. Lehman a discretionary bonus of not less than $550,000, pro-rated from his date of hire. For the period from October 1, 2022 through September 30, 2023, the Company has guaranteed Mr. Lehman a discretionary bonus of not less than $550,000. On June 30, 2022, the Company granted Mr. Lehman a total of 20,000 restricted stock units that vest in two equal installments on June 30, 2023 and June 30, 2024, generally subject to his continued employment.
The Company and the Compensation Committee determined that the compensation package offered to Mr. Lehman was necessary to attract him to serve as our Chief Financial Officer in a highly competitive market for senior executive talent. The Company and the Compensation Committee believe that Mr. Lehman’s compensation provides a strong long-term incentive that will continue to motivate him and will align his interests with those of the Company and our stockholders more generally. The Company and the Compensation Committee will monitor Mr. Lehman’s compensation to ensure that it continues to remain appropriate.
Compensation of Our Other Executive Officers
The Company has no employees other than Mr. Lehman, and all of our other executive officers are employed directly by our Manager. The compensation expenses of our executive officers (other than Mr. Lehman) are paid by the Manager and not by the Company, although the Company reimbursed our Manager for the compensation and related expenses for our former Chief Financial Officer prior to June 10, 2022. Our Manager makes all decisions relating to the compensation of the Company’s executive officers (other than Mr. Lehman) based on its overall compensation program and philosophy. However, our Manager consults with the members of the Compensation Committee on an annual basis concerning the incentive compensation to be paid to key members of the Company’s management team, including our executive officers.

Our Manager's Core Compensation Philosophy
The compensation philosophy and process of our Manager is deeply grounded in our Manager’s mission and core values. In compensation matters, our Manager takes a highly integrated global approach and strives to emphasize its core values of integrity, mutual respect, personal responsibility and teamwork. Most importantly, our Manager’s compensation structure is designed to ensure that the interests of the Manager’s employees are aligned with the interests of the Company and the Manager's other clients. Our Manager’s investment professionals, including our Chief Investment Officer and Deputy Chief Investment Officer, operate in a team environment and are therefore compensated according to the team’s total contributions to our Manager rather than individually. Our Manager’s compensation structure has been tailored to include elements of investment performance over relevant time periods and client service, among other factors.
Another aspect of our Manager’s compensation philosophy is that employee relationships should have a long-term emphasis in order to mirror the relationships the Manager seeks to maintain with its clients. Employees are encouraged to build long-term careers at our Manager. Those who are successful in building long-term value with the Manager’s clients, including the Company, have seen their total compensation increase over time.
    For portfolio managers, including our Chief Investment Officer and Deputy Chief Investment Officer, the formal review process also includes a thorough review of the portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Manager and portfolio strategy and communication with clients. In reviewing investment performance, one, three and five-year annualized returns are measured against appropriate market peer groups and, where applicable, to each portfolio’s benchmark index. Our Manager’s risk management department also provides input on key elements of the scorecards that are used for portfolio managers' compensation reviews, including with respect to information ratio, dispersion and tracking error, which allows for performance-based compensation to be risk adjusted. Ultimately, the compensation of our Manager’s portfolio managers is driven by the performance of our Manager’s entire investment team in line with our Manager’s investment management approach. The compensation focus on team achievement is designed to minimize conflicts of interest and ensure that our Manager’s investment management staff do not have an incentive to favor certain accounts over others.

Our Manager's Focus on Total Compensation
    Our Manager seeks to reward its employees through total compensation, which consists of benefits, base salary and incentive compensation. Our Manager’s compensation philosophy is that total compensation for high-performing employees should be highly competitive in the investment management industry through performance based bonus awards and market competitive salaries. The goal is to pay base salaries that are competitive with market averages and bonuses and total compensation that are above market averages for high performers.

    The intended results of this strategy are:
•Greater emphasis on performance rewards; and
•More upside potential and above-average total compensation for high performers.

    Complementing this philosophy is the strong belief that performance rewards and salaries should be distinct and separate components of the total compensation package:

•Performance pay should be reserved for bonuses; and
•Salaries should reflect the fair market value of core job responsibilities, without regard to job performance.

    Our Manager’s incentive plan is discretionary. Our Manager does not pay bonuses determined by mechanical formulas of revenues, profits or performance of certain products, although it may take these factors into account as part of its overall review. Longer term performance is a key component of our Manager's incentive policy. For example, as discussed above, our Manager’s investment professionals have the results of certain quantitative aspects of their role presented in the form of a balanced scorecard. The balanced scorecards for investment professionals contain measures including one, three and five-year investment performance versus the applicable benchmark and appropriate peer group, portfolio dispersion and tracking error over the same time periods, client relationship activity (meetings, presentations, etc.) and the financial performance of our Manager for the year. In addition, adherence to compliance, risk and operational requirements is an explicit part of our Manager’s compensation analysis. Extensive market analysis is conducted each year in order to assess competitive compensation levels based upon performance, skills, prominence in the market and business results. This analysis is used to gauge appropriate compensation levels based upon the sum of the employee’s performance rather than focusing on individual components of performance or compensation.

Our Manager's Compensation Deferral Program
    Our Manager has longstanding deferral arrangements in place that are intended to deepen the alignment of its employees to its longer term goals. In broad terms, the primary deferral arrangements are as follows:

•More senior staff, which includes all of the Company’s executive officers who are employed by the Manager, are subject to a deferral.
•The deferred portion averages between 20-25% of the employee’s bonus and vests ratably over four years.
•The deferred portion of the bonus is awarded in the form of deferred cash. Recipients may allocate their deferred cash award among a menu of predetermined funds that include funds managed by our Manager and funds affiliated with our Manager’s parent company.
•Employees must remain employed and in good standing at our Manager to receive the deferred awards as they vest.

Estimated Allocation

    To provide context for the compensation of our executive officers (other than Mr. Lehman) in relation to our management fee, we provide an estimate of aggregate compensation of our executive officers for 2022 (other than Mr. Lehman) that may be reasonably associated with their time and efforts on behalf of the Company based on a combination of a comparison of the assets of the Company to aggregate assets of products and accounts the executive officers managed or were associated with and a qualitative evaluation of the scope of depth of work done for the Company. Compensation for our former Chief Financial Officer through June 10, 2022, which was paid for by the Company by reimbursing our Manager, is included in our estimate in its entirety. From time to time the Manager may specially accelerate compensation into or defer compensation with respect to a year. For purposes of our estimate, these amounts are allocated to the year they originally related and not to the year paid.

    Based on this methodology, the estimated total compensation of our executive officers (other than Mr. Lehman) reasonably associated with the work on behalf of the Company is approximately $1.2 million, which represents 34% of the sum of the management fee paid by the Company to our Manager and the expense reimbursement paid by the Company to our Manager for compensation paid to our former Chief Financial Officer for 2022. Of this total compensation of our executive officers (other than Mr. Lehman) reasonably associated with their work on behalf of the Company, 45% was paid in fixed compensation and 55% as variable or incentive-based compensation. In addition to our executive officers who are employed by our Manager, there are numerous additional employees of the Manager who work on matters relating to the Company and whose compensation is not included in the figures above.

2022 Summary Compensation Table
The following table sets forth the summary compensation of Mr. Lehman (paid by the Company) and Ms. Meyer (paid by the Manager and reimbursed by us) for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Name and Principal Position	Year	Salary	Bonus		Stock Awards		All Other Compensation		Total
Robert W. Lehman (Chief Financial Officer)	2022	$179,038	$162,740	(1)	$242,000	(2)	$—		$583,778
Lisa Meyer (Former President, Chief Financial Officer and Treasurer)	2022	$168,460	$—	(3)	$—	(4)	$21,843	(5)	$190,303
	2021	$300,000	$275,000		$—		$42,494		$617,494
	2020	$300,000	$535,000		$—		$43,588		$878,588

(1)Represents the discretionary bonus payable to Mr. Lehman with respect to the period commencing June 15, 2022 and ending on September 30, 2022. Mr. Lehman is also eligible to receive a discretionary bonus with respect to the period from October 1, 2022 through September 30, 2023, the actual amount of which will be included in our Proxy Statement filed in 2024.
(2)Represents the grant date fair value of 20,000 restricted stock units granted in 2022 computed in accordance with ASC Topic 718. The assumptions we used in determining the grant date fair value of these awards are described in Note 11, "Share-Based Compensation" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)No bonus was paid to Ms. Meyer in 2022.
(4)No shares were awarded to Ms. Meyer pursuant to the Company's equity incentive plans in 2022.
(5)Includes (i) $8,423 in matching contributions to our Manager’s 401(k) plan, (ii) $1,680 in life insurance premiums paid on behalf of Ms. Meyer, (iii) $10,140 in medical benefits paid on behalf of Ms. Meyer and (iv) $1,599 in other miscellaneous expenses.

Narrative Disclosure to Summary Compensation Table
    Mr. Lehman is eligible to receive a base salary and a discretionary cash bonus and, on occasion, has received restricted stock units. Mr. Lehman is an employee of the Company and receives compensation directly from the Company. If Mr. Lehman's employment terminates for any reason prior to the date on which his restricted stock units become vested, the restricted stock units would be immediately forfeited. In addition, he is eligible to receive dividend equivalents or restricted cash distributions that become payable during the restricted period at the same rate as is paid to all stockholders, in each case, in accordance with the terms and conditions in our equity incentive plans.

Ms. Meyer was entitled to a base salary and customary employee benefits and had the potential to earn a discretionary annual cash bonus based on the Manager's determination of her performance. All of these amounts are paid by our Manager and reimbursed by us through June 10, 2022. Ms. Meyer did not receive any equity compensation awards from us under any of our equity incentive plans.

Outstanding Equity Awards at 2022 Fiscal Year End
    The following table sets forth information concerning unvested restricted stock units held by Mr. Lehman and unvested shares of restricted stock held by each of our Chairman of the Board and our other named executive officers as of December 31, 2022.

Name and Principal Position	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(2)
Greg Handler	—		$—
James W. Hirschmann III	750	(3)	$6,833
Sean O. Johnson	400	(4)	$3,644
Robert W. Lehman	20,000	(5)	$182,200
Elliott Neumayer	75	(6)	$683
Bonnie M. Wongtrakool	—		$—

(1)Represents the number of unvested restricted stock units held by Mr. Lehman and the number of unvested shares of restricted stock of the Company that were previously owned by our Manager and awarded to our Chairman of the Board and our other named executive officers under our Manager's deferred compensation plan.
(2)Market value is determined by multiplying the total number of shares awarded that have not vested by $9.11, the closing price of a share of our common stock on the NYSE on December 31, 2022.
(3)500 restricted shares vested on April 30, 2023 and 250 restricted shares will vest on April 30, 2024.
(4)200 restricted shares vested on April 30, 2023 and 200 restricted shares will vest on April 30, 2024.
(5)10,000 restricted stock units will vest on June 30, 2023 and 10,000 restricted stock units will vest on June 30, 2024.
(6)50 restricted shares vested on April 30, 2023 and 25 restricted shares will vest on April 30, 2024.
Potential Payments to Named Executive Officers Upon Termination or Change in Control
In the event of Mr. Lehman's employment terminating for any reason prior to the date on which his restricted stock units become vested, such restricted stock units would be immediately forfeited. In the event of a change of control of the Company prior to December 31, 2023, the Company guarantees Mr. Lehman's annual compensation through December 31, 2023. Upon a change in control, Mr. Lehman's restricted stock units will vest in full.
Equity Incentive Plans
    In 2022, we adopted two equity incentive plans under which our employees, directors and officers and our Manager and its employees, respectively, are eligible to receive common stock‑based awards: (1) the Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan (which we refer to in this Proxy Statement as the "Incentive Plan") and (2) the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan (which we refer to in this Proxy Statement as the "Manager Incentive Plan"). The aggregate number of shares that may be made subject to awards under the Incentive Plan and the Manager Incentive Plan (collectively, the "2022 Plans") is 100,000 shares of our common stock. The number of shares of common stock available for issuance of future awards under the 2022 Plans as of May 1, 2023 was 80,000 shares.

The 2022 Plans replaced the Company's existing Equity Plan and the Manager Equity Plan (collectively, the "2012 Plans") which expired on May 9, 2022. Any awards that are outstanding under the 2012 Plans remain outstanding following the expiration of the 2012 Plans and will continue to vest subject to the terms and conditions of the 2012 Plans and the applicable awards agreements.

Material Features of the 2022 Plans
The following is a summary of the material features of the 2022 Plans.
Type of Awards
The 2022 Plans provide for the issuance of options (including non-statutory stock options and incentive stock options), stock appreciation rights (referred to as SARs), restricted stock, restricted stock units (referred to as RSUs), stock bonuses, other stock-based awards and cash awards.
Shares of Common Stock Available for Issuance
The aggregate maximum number of shares of our common stock reserved and available for future issuances under the 2022 Plans is 80,000 shares of our common stock (subject to any equitable adjustments in accordance with the 2022 Plans).
Shares of our common stock subject to an award under the 2022 Plans that remain unissued upon the cancellation or termination of the award will again become available for grant under the 2022 Plans. However, shares of our common stock that are exchanged by a participant or withheld by the Company as payment in connection with any award under the 2022 Plans, as well as any shares of our common stock exchanged by a participant or withheld by the Company to satisfy tax withholding obligations related to any award, will not be available for subsequent awards under the 2022 Plans. If an award can only be settled in cash, it will not be counted against the total number of shares of our common stock available for grant under the 2022 Plans. Any shares of our common stock repurchased using the proceeds received by the Company from the payment of any exercise or purchase price of any award will not be added to the shares of our common stock available for future issuance under the 2022 Plans.
Administration

The 2022 Plans are administered by our Board of Directors, or if our Board of Directors does not administer the 2022 Plans, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable stock exchange listing requirements (our Board of Directors or the committee or subcommittee referred to above, the "Plan Administrator"). The Plan Administrator may interpret the 2022 Plans and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2022 Plans.

The 2022 Plans permit the Plan Administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of our common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award (subject to the minimum vesting conditions), and to amend the terms and conditions of outstanding awards.

Eligible Participants

Under the Incentive Plan, each of the officers, employees, non-employee directors, independent contractors and consultants of the Company or any affiliate of the Company, including any individuals who are employees of the Manager or one of the Manager’s affiliates, are eligible to participate in the Incentive Plan, provided that they have been selected by the Plan Administrator to receive awards under the Incentive Plan.

Under the Manager Incentive Plan, the Manager or an officer, employee, non-employee director, independent contractor or consultant of the Manager or one of the Manager’s affiliates or officers of the Company are eligible to participate in the Manager Incentive Plan, provided that they have been selected by the Plan Administrator to receive awards under the Manager Incentive Plan.

RSUs and Restricted Stock

RSUs and restricted stock may be granted under the 2022 Plans. The Plan Administrator will determine the purchase price, vesting schedule and performance objectives, if any, applicable to the grant of RSUs and restricted stock. If the restrictions, performance objectives or other conditions determined by the Plan Administrator are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the 2022 Plans and the applicable individual award agreement, the Plan Administrator may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability. The rights of RSU and restricted stock holders upon a termination of employment or service will be set forth in individual award agreements.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock, provided that any dividends declared during the restricted period with respect to such restricted stock will only become payable if the underlying restricted stock vest. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but, if the applicable individual award agreement so provides, may be credited with dividend equivalent rights that will be paid at the time that shares of our common stock in respect of the related RSUs are delivered to the participant.

Options

We may issue options under the 2022 Plans. Options granted under the 2022 Plans may be in the form of non-qualified options or "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as set forth in the applicable individual option award agreement. The exercise price of all options granted under the 2022 Plans will be determined by the Plan Administrator, but in no event may the exercise price be less than 100% of the fair market value of the related shares of common stock on the date of grant. The maximum term of all options granted under the 2022 Plans will be determined by the Plan Administrator, but may not exceed ten years. Each option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Plan Administrator in the applicable individual option agreement.

Stock Appreciation Rights

SARs may be granted under the 2022 Plans either alone or in conjunction with all or part of any option granted under the 2022 Plans. A free-standing SAR granted under the 2022 Plans entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over the base price of the free-standing SAR. An SAR granted in conjunction with all or part of an option under the 2022 Plans entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related shares of our common stock on the date of grant. The maximum term of all SARs granted under the 2022 Plans will be determined by the Plan Administrator, but may not exceed ten years. The Plan Administrator may determine to settle the exercise of a SAR in shares of our common stock, cash, or any combination thereof.

Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Plan Administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.

Other Stock-Based Awards

Other stock-based awards, valued in whole or in part by reference to, or otherwise based on, shares of our common stock (including dividend equivalents) may be granted under the 2022 Plans. Any dividend or dividend equivalent awarded under the 2022 Plans will be subject to the same restrictions, conditions and risks of forfeiture as the underlying awards and will only become payable if the underlying awards vest. The Plan Administrator will determine the terms and conditions of such other stock-based awards, including the number of shares of our common stock to be granted pursuant to such other stock-based awards, the manner in which such other stock-based awards will be settled (e.g., in shares of our common stock, cash or other property), and the conditions to the vesting and payment of such other stock-based awards (including the achievement of performance objectives).

Stock Bonuses and Cash Awards

Bonuses payable in fully vested shares of our common stock (subject to the minimum vesting conditions) and awards that are payable solely in cash may also be granted under the 2022 Plans.

Performance Goals

The Plan Administrator may grant equity-based awards and incentives under the 2022 Plans that are subject to the achievement of performance objectives selected by the Plan Administrator in its sole discretion.

Equitable Adjustments

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of our common stock, cash or other property), stock split, reverse stock split, subdivision or consolidation, combination, exchange of shares, or other change in corporate structure affecting the shares of our common stock, an equitable substitution or proportionate adjustment shall be made, at the sole discretion of the Plan Administrator, in (i) the aggregate number of shares of our common stock reserved for issuance under the 2022 Plans, (ii) the maximum number of shares of our common stock or cash that may be subject to awards granted to any participant in any calendar year, (iii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the 2022 Plans, (iv) the kind, number and purchase price of shares of our common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs, stock bonuses and other stock-based awards granted under the 2022 Plans or (v) the performance goals and periods applicable to awards granted under the 2022 Plans. Equitable substitutions or adjustments other than those listed above may also be made as determined by the Plan Administrator. In addition, the Plan Administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of our common stock, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares of our common stock, cash or other property covered by such award, the Board of Directors may cancel the award without the payment of any consideration to the participant.

No Repricing

Subject to the equitable adjustments permitted under the 2022 Plans, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price, as applicable, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.

Treatment Upon a Change in Control

In the event a "change in control" (as defined in the 2022 Plans) occurs, except as otherwise provided in an award agreement, and either (i) an outstanding award granted under the 2022 Plans is not assumed or substituted or (ii) an outstanding award granted under the 2022 Plans is assumed or substituted and a participant’s employment or service is terminated by the Company or any of its successors or affiliates without cause within 24 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at the greater of target or actual performance levels.

Plan Term; Amendment and Termination of the 2022 Plans

The 2022 Plans will terminate on the tenth anniversary of the effective date, although awards granted before that time will remain outstanding in accordance with their terms. The 2022 Plans provides the Board of Directors with authority to amend, alter or terminate the 2022 Plans, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The Plan Administrator may amend an award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.

Pay Versus Performance Disclosure

The following table and related disclosures provide information in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, about (i) the "total compensation" of Mr. Lehman, our Chief Financial Officer, as presented in the Summary Compensation Table on page 16 of this proxy statement, (ii) the "compensation actually paid" to Mr. Lehman, as calculated pursuant to the SEC's pay versus performance rules, (iii) certain financial performance measures, and (iv) the relationship of the "compensation actually paid" to Mr. Lehman to those financial performance measures.

While our Manager makes all decisions relating to the compensation of our executive officers other than Mr. Lehman, and these executive officers are employed by and compensated by our Manager and do not receive any cash compensation for serving as our executive officers, we have included Ms. Meyer's compensation for 2022 and 2021 for comparison purposes only. We have not included pay versus performance disclosure in this section for any of our current or former executive officers other than Mr. Lehman and Ms. Meyer.

Pay Versus Performance Table

Year	Summary Compensation Table Total for CFO ($)	Compensation Actually Paid to CFO ($)(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(2)	Net Income ($) (in thousands)
2022(3)	$774,081	$730,281	$36.59	$(89,079)
2021(3)	$617,494	$617,494	$72.09	$(49,865)

(1)The following table sets forth the adjustments made during 2022 presented in the Pay Versus Performance Table to arrive at "compensation actually paid" to our CFO in 2022. The adjustments relate only to the compensation paid to Mr. Lehman as no adjustments were applicable for Ms. Meyer for 2022 or 2021.

Adjustments to Determine Compensation "Actually Paid" to CFO	2022
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	$(242,000)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End	$182,200
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	$16,000
Total Adjustments	$(43,800)
(2)Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock on December 31, 2020.
(3)Ms. Meyer's 2022 and 2021 compensation has been included in the disclosure for comparison purposes only. As stated previously, all decisions regarding Ms. Meyer's compensation in both 2021 and 2022 were made by our Manager.
Description of Relationship Between CFO Compensation Actually Paid and Company Total Shareholder Return ("TSR")
The following chart sets forth the relationship between (i) the compensation actually paid to our CFO for 2022 and 2021 and (ii) the Company's TSR with respect to 2022 and 2021.

CFO Compensation Actually Paid v. TSR
$80
$60
$40
$20
$—
$800,000
$600,000
$400,000
$200,000
$0
2021
2022
CFO Compensation
TSR

Description of Relationship Between CFO Compensation Actually Paid and Net Income/(Loss)
The following chart sets forth the relationship between (i) the compensation actually paid to our CFO for 2022 and 2021 and (ii) the company's Net Income (Loss) with respect to 2022 and 2021:

CFO Compensation Actually Paid v. Net Income (Loss)
$(24,000)
$(48,000)
$(72,000)
$(96,000)
$(120,000)
$800,000
$600,000
$400,000
$200,000
$0
2021
2022
CFO Compensation
Net Income/(Loss)

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee during 2022 served as an officer, former officer or employee of ours or had a relationship required to be disclosed under "Certain Transactions with Related Persons." Further, during 2022, none of our executive officers served as: (i) a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee; or (ii) a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.
Compensation of Directors
Executive Directors
A member of our Board who is also an employee of our Manager or any of our or its affiliates is referred to as an executive director. Executive directors do not receive cash compensation for serving on our Board. However, we may grant equity incentive awards to executive directors pursuant to one of our equity incentive plans. The purpose of any such grants will be to encourage their respective individual efforts toward our continued success, long‑term growth and profitability and to reward and retain them.
Independent Directors
A member of our Board who is not an executive director is referred to as an independent director. For the year ended December 31, 2022, each independent director received (i) an annual cash retainer of $70,000, paid in quarterly installments in arrears, and (ii) a grant of $70,000 of restricted stock units of our common stock on the date of our annual stockholders’ meeting with the units vesting on the date of the following year's annual stockholders' meeting, subject to the grantee’s continuing service on our Board on the date of vesting. In addition, the chair of our Audit Committee received an annual cash retainer of $20,000, paid in quarterly installments in arrears, the chairs of our Compensation Committee, our Nominating and Corporate Governance Committee and our Risk Committee each received an annual cash retainer of $10,000, paid in quarterly installments in arrears, and our Lead Independent Director received an annual cash retainer of $25,000, paid in quarterly installments in arrears.
    We also reimburse our directors for reasonable out‑of‑pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance at full Board and Board committee meetings. Any new independent director who joins our Board in the future may be granted restricted shares of our common stock or restricted stock units that will vest in full on the first anniversary of the grant date; provided that such director continues to serve on our Board as of the applicable vesting date.

In addition, restricted stock units awarded to members of our Board, if vested, will be settled in shares of the Company's common stock upon such director's separation of service with the Company.

Director Compensation Table Year Ended December 31, 2022

The following table provides information regarding compensation earned by or paid to each of our directors for the year ended December 31, 2022. As executive directors, Mr. Hirschmann and Ms. Wongtrakool did not receive cash fees or stock awards for their service as directors in 2022 and therefore have been excluded from the table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Edward D. Fox	$80,000	$70,000	$150,000
Ranjit M. Kripalani	$80,000	$70,000	$150,000
M. Christian Mitchell	$115,000	$70,000	$185,000
Lisa G. Quateman	$80,000	$70,000	$150,000

(1)Represents the grant date fair value of restricted stock units granted in 2022, determined in accordance with FASB ASC Topic 718. See notes 2 and 10 to our audited financial statements included in the Western Asset Mortgage Capital Corporation 2022 Annual Report on Form 10-K for the assumptions we used in valuing and expensing these awards in accordance with FASB ASC 718.
The number of restricted stock units (RSUs) granted are set forth below.

Name	Number of RSUs Granted (#)
Edward D. Fox	5,426
Ranjit M. Kripalani	5,426
M. Christian Mitchell	5,426
Lisa G. Quateman	5,426
All restricted stock units were restricted as of the grant date and December 31, 2022. The restricted stock units granted to each of the directors vest in full on the date of this year's annual meeting of stockholders, June 23, 2023, in each case provided that such director continues to serve on our Board as of such date. The directors are entitled to receive dividends and distributions that become payable on the restricted stock units during the restricted period, including dividends or distributions paid in kind, provided that any such dividends or distributions paid during the restricted period with respect to such restricted stock units will only become payable if the underlying restricted stock units vest. If the director’s services to us terminate for any reason prior to the date on which the restricted stock units vest, any unvested restricted stock units will be immediately forfeited, except that if the director’s service is terminated other than for Cause (as defined in the 2022 Plans) or because such director retires, dies or becomes disabled, any then unvested restricted stock units will become immediately vested.
The number of restricted stock units (RSUs) subject to vesting at December 30, 2022 and the market value of such restricted stock units at such date are listed in the table below.

Name	Number of RSUs That Have Not Yet Vested (#)	Market Value of RSUs That Have Not Yet Vested ($)
Edward D. Fox	5,426	$49,435
Ranjit M. Kripalani	5,426	$49,435
M. Christian Mitchell	5,426	$49,435
Lisa G. Quateman	5,426	$49,435

COMPENSATION COMMITTEE REPORT
    The Compensation Committee has reviewed and discussed the 2022 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.
    Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2022 Compensation Discussion and Analysis be included in the Proxy Statement for the 2023 Annual Meeting of Stockholders to be filed with the SEC.

Date: May 1, 2023	Respectfully submitted,

Lisa G. Quateman, Chair
Edward D. Fox
Ranjit M. Kripalani
M. Christian Mitchell

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Management Agreement
Under our management agreement (the "Management Agreement") with our Manager, our Manager is responsible for the implementation of our business strategy and performs certain services for us, subject to oversight by our Board. Our Manager is responsible for, among other duties: (1) performing all of our day‑to‑day functions; (2) determining investment criteria in conjunction with our Board; (3) sourcing, analyzing and executing investments, asset sales and financings; (4) performing asset management duties; and (5) performing financial and accounting management.
The Management Agreement is subject to automatic one-year renewal terms as of May 15 in each year unless previously terminated in accordance with the Management Agreement. Our independent directors review our Manager’s performance annually and the Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors based upon: (1) our Manager’s unsatisfactory performance that is materially detrimental to us or (2) our determination that any fees payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees agreed to by at least two‑thirds of our independent directors. We are required to provide our Manager with 180 days prior notice of such termination. As no notice of termination has been delivered by either the Company or the Manager, the current renewal term of the Management Agreement will end on May 15, 2024 unless automatically renewed as discussed above.
Upon the termination of the Management Agreement, we are required to pay our Manager a termination fee as described in the table below. We may also terminate the Management Agreement at any time, with 30 days prior notice from our Board, without payment of a termination fee, for cause, as defined in the Management Agreement. Our Manager may terminate the Management Agreement if we become required to register as an investment company under the Investment Company Act, with such termination deemed to occur immediately before such event, in which case we are not required to pay a termination fee. Our Manager may also decline to renew the Management Agreement by providing us with 180 days written notice, in which case we are not required to pay a termination fee.
The following table summarizes the fees and expense reimbursements that we pay to our Manager pursuant to the Management Agreement.

Type	Description	Payment
Management Fee	Our Manager is entitled to a management fee equal to 1.5% per annum, calculated and payable quarterly in arrears, of our stockholders’ equity.	Quarterly in cash.
For purposes of calculating the management fee, our "stockholders’ equity" means the sum of the net proceeds from any issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings, calculated in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), at the end of the most recently completed fiscal quarter (without taking into account any non‑cash equity compensation expense incurred in current or prior periods), less any amount that we pay for repurchases of our shares of common stock, excluding any unrealized gains, losses or other noncash items that have impacted stockholders’ equity as reported in our financial statements prepared in accordance with U.S. GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and excluding onetime events pursuant to changes in U.S. GAAP and certain other non‑cash charges after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. However, if our stockholders’ equity for any given quarter is negative based on the calculation described above, our Manager will not be entitled to receive any management fee for that quarter. Notwithstanding the foregoing, for all fiscal quarters beginning on and following January 1, 2016, stockholders' equity was or will be reduced by the amount of any other-than-temporary-impairment recognized by the Company during such fiscal quarter.
Expense Reimbursement	Reimbursement of operating expenses related to us incurred by our Manager, including legal, accounting, due diligence and other services. We do not reimburse our Manager or its affiliates for the salaries and other compensation of their personnel, except for the compensation and related expenses of our financial and accounting staff (with the exception of our Chief Financial Officer, who is paid directly by us).	Monthly in cash.
Termination Fee	Termination fee equal to three times the average annual management fee earned by our Manager during the prior 24‑month period prior to such termination, calculated as of the end of the most recently completed fiscal quarter prior to such termination.	Upon termination of the Management Agreement by us without cause or by our Manager if we materially breach the Management Agreement.
All of our executive officers, with the exception of our Chief Financial Officer, are employees of our Manager, including our Chief Executive Officer who is also a director of the Company. In addition, another of our directors, James W. Hirschmann III, also serves as an officer and employee of our Manager. As a result, the Management Agreement between us and our Manager was negotiated between related parties, and the terms, including fees and other payments payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.
Related Party Transaction Policies
To avoid any actual or perceived conflicts of interest with our Manager, the Management Agreement provides that: (i) an investment in any security structured or managed by our Manager or (ii) the acquisition of any security structured or issued by an entity managed by our Manager or any of its affiliates or the purchase or sale of any asset from or to an entity managed by our Manager or any of its affiliates requires the proper approval of our Board, including a majority of our independent directors.
Our Board has adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which we are or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person needs to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary then assesses and promptly communicates that information to the Compensation Committee. Based on its consideration of all of the relevant facts and circumstances, the Compensation Committee decides whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre‑approved under this policy, the transaction is referred to the Compensation Committee which evaluates all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.
Limitations on liability and indemnification of officers and directors
Our amended and restated certificate of incorporation and amended and restated bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General Corporate Laws, except that such directors and officers will not be indemnified to the extent that any such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person’s duty to or for us. In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, except that a director will be personally liable to the extent such director has committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.
We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Delaware law.
The above‑described limitation of liability and indemnification may be held not to be enforceable for violations of the federal securities laws of the United States.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of May 1, 2023, regarding the ownership of each class of our capital stock by:
•each of our current directors;
•each of our executive officers;
•each holder of 5% or more of each class of our capital stock; and
•all of our directors and executive officers as a group.
In accordance with SEC rules, each listed person’s beneficial ownership includes:
•all shares the investor actually owns beneficially or of record;
•all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•all shares the investor has the right to acquire within 60 days of May 1, 2023 such as (i) shares of restricted common stock that are scheduled to vest within 60 days of such date and (ii) warrants that are currently exercisable, or will become exercisable within 60 days of such date.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 385 East Colorado Boulevard, Pasadena, California 91101.

Name and Address	Shares Owned	Percentage (1)
Western Asset Management Company, LLC (2)	130,179	2.1%
Edward D. Fox	18,690	*
Greg Handler	8,947	*
James W. Hirschmann III	7,041	*
Sean O. Johnson	1,019	*
Ranjit M. Kripalani	16,765	*
Robert W. Lehman	10,000	*
M. Christian Mitchell	18,098	*
Elliott Neumayer	3,894	*
Lisa G. Quateman	12,296	*
Bonnie M. Wongtrakool	1,060	*
All directors and executive officers as a group (10 persons)	97,810	1.6%

*    Less than 1%.
(1)Applicable percentage ownership is based on 6,123,270 shares of common stock, unvested restricted stock units and vested restricted stock and restricted stock units previously awarded to our independent directors (which includes dividends paid in kind on restricted stock and restricted stock units) which will be settled in shares of our common stock upon a separation of service with the Company, all of which were outstanding as of May 1, 2023.
(2)The board of directors of Franklin Resources, Inc. has investment control and dispositive power with respect to all securities held by Franklin Resources, Inc. and its subsidiaries, including our Manager. The address of our Manager is 385 East Colorado Boulevard, Pasadena, California 91101.

REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee, covering our fiscal year ended December 31, 2022, shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC, or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.
    In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 1301 "Communications with Audit Committees," issued by the Public Company Oversight Board. The Audit Committee has received the written disclosures and letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee recommended to the board of directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2022, which was filed with the SEC on March 13, 2023.
The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: May 1, 2023	Respectfully submitted,

M. Christian Mitchell, Chair
Edward D. Fox
Ranjit M. Kripalani
Lisa G. Quateman

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
    The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables stockholders of certain SEC-registered companies to vote to approve, on an advisory (nonbinding) basis, the compensation of such companies' named executive officers in accordance with SEC rules, in what is commonly referred to as a "say-on-pay" proposal.

    We are externally managed by our Manager pursuant to our Management Agreement, which provides that our Manager is responsible for managing our affairs. We have no employees, other than our Chief Financial Officer. With the exception of our Chief Financial Officer, our executive officers, all of whom are employees of our Manager, do not receive compensation from us. Instead, we pay our Manager a management fee, and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers (other than our Chief Financial Officer, whom we pay directly). No specific portion of the management fee is allocated to the compensation of our executive officers, although elsewhere in this Proxy Statement under Executive Compensation—Compensation Discussion and Analysis—Estimated Allocation we have provided an estimate of the total compensation of our executive officers (other than our Chief Financial Officer) that may be reasonably associated with the work they perform on behalf of the Company. Our Manager makes all decisions relating to the compensation of our executive officers (other than our Chief Financial Officer) based on its overall compensation program and philosophy and based on their overall work at the Manager, including, but not limited to, duties associated with the Company. However, our Manager does consult with the members of the Compensation Committee of our Board on an annual basis concerning the incentive compensation to be paid to key members of our management team, including our Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and Deputy Chief Investment Officer.

    Notwithstanding the foregoing, our Board understands that many investors find the compensation estimates and materials included in this Proxy Statement useful, values the opinion of our stockholders and expects to consider the results of the vote in reviewing the Company’s compensation programs generally. The vote, which is purely advisory and non-binding, is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask you to indicate your support for our named executive officer compensation program as described in the "Executive Compensation" section of this Proxy Statement and as set forth below by voting FOR the following resolution at the Annual Meeting:
"RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as described in the ‘Executive Compensation’ section of this Proxy Statement, including the compensation table and other narrative executive compensation disclosures."

    The say-on-pay vote is advisory, and therefore not binding on the company, our Board or the Compensation Committee. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

Vote Required
    Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock represented at the meeting, either in person or by proxy, and entitled to vote thereon, is required to approve, on an advisory basis, this Proposal. Abstentions and broker non‑votes will have no effect.

The Board recommends an affirmative vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has approved the Company’s engagement of PricewaterhouseCoopers LLP as the Company’s independent auditors. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm for its fiscal years 2011 through 2022, though the Company did not commence operations until May 2012.

PricewaterhouseCoopers LLP was reappointed by the Board, on the recommendation of the Audit Committee, as the Company’s independent auditors for fiscal year 2023.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement and to respond to appropriate questions, if he or she desires to do so.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal year audits of the annual financial statements included in the Company's Annual Reports on Form 10-K and reviews of financial statements included in the Company’s Quarterly Reports on Form 10‑Q were $1,360,360 for 2022 and $1,365,000 for 2021.

Audit‑Related Fees

Audit‑related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit‑related fees billed to the Company by PricewaterhouseCoopers LLP were $0 for 2022 and $0 for 2021.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for preparation of income tax returns and tax consulting services were $60,000 for 2022 and $240,000 for 2021.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for other services was $0 in 2022 and $0 in 2021.

The Audit Committee has reviewed the fee structure and believes that PricewaterhouseCoopers LLP has the independence necessary to act as the Company’s independent registered public accounting firm.

In accordance with the Audit Committee Charter, the Audit Committee reviews and pre-approves (i) all audit and permissible non-audit services (as described in our Audit Committee’s charter) to be provided to the Company and (ii) all permissible non-audit services to be provided by the Company’s independent registered public accounting firm to our Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Company (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Company. Pre-approval by the Audit Committee of any permissible non-audit services is not required, however, so long as (i) the aggregate amount of such services provided to the Company, the Manager and any Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Company, (b) the Manager and (c) any Covered Service Providers during the fiscal year in which the services are provided that would have to be approved by the Audit Committee; (ii) the permissible non-audit services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit. In addition, the Audit Committee may implement policies and procedures by which services are approved other than by the full Audit Committee.

In accordance with Company policy, all fees for PricewaterhouseCoopers LLP were approved in advance by the Audit Committee or Board in 2021 and 2022.

While ratification by stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of stockholders holding a majority of the Company’s issued and outstanding common stock represented at the meeting, either in person or by proxy, and entitled to voter thereon, the Board will consider that fact when it appoints its independent registered public accounting firm for the next fiscal year.

Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

The Board recommends a vote FOR the ratification and approval of its selection of PricewaterhouseCoopers LLP at the 2023 Annual Meeting.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.
STOCKHOLDER PROPOSALS
Pursuant to Rule 14a‑8 under the Exchange Act, in order to be eligible for inclusion in the proxy materials for the Company’s 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company no later than January 2, 2024, which is not less than 120 days prior to May 1, 2024, the one-year anniversary of the date on which the mailing of this Proxy Statement is expected to commence. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the SEC and must be furnished to the Secretary of the Company by certified mail, return receipt requested.
If stockholders wish to submit proposals outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered "timely" for the purposes of Rule 14a‑4(c) under the Exchange Act, the proposal must be received by the Secretary of the Company no later than April 24, 2024, assuming that the Company’s 2024 Annual Meeting of Stockholders is held within 30 days of June 23, 2024. In addition, pursuant to the Company’s Bylaws, in order to be properly brought before the Company’s 2024 Annual Meeting of Stockholders, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 60 nor more than 90 days prior to the date of such annual meeting. Additionally, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2024.
ANNUAL REPORT
The Company, upon request, will furnish to record and beneficial holders of its common stock, free of charge, an additional copy of its Annual Report on Form 10‑K (including financial statements and schedules but without exhibits) for the year ended December 31, 2022. Copies of exhibits to the Form 10‑K also will be furnished upon request if accompanied by payment of a reasonable charge. All requests should be directed to Investor Relations for the Company care of Financial Profiles, Inc., 11601 Wilshire Blvd., Suite 1920, Los Angeles, CA 90025.
YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2023 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD

Adam C. E. Wright, Secretary
Pasadena, California

May 1, 2023

0

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 23, 2023

The undersigned hereby appoints Adam C. E. Wright and Robert W. Lehman, or either of them, as proxies, each with the power to appoint his substitutes, to represent, and vote all shares of common stock that the undersigned is entitled to vote on behalf of the undersigned as designated below at the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation, to be held June 23, 2023, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated the Proxy will vote "FOR" Proposals 1, 2 and 3.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

June 24, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

The proxy statement, the Company's 2021 Annual Report and proxy card are available at http://proxy.westernassetmcc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633030030000000000 4 062422

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND VOTES "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, AND "FOR" PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐
3. RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT AUDITORS	☐	☐	☐
4. APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AND A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK	☐	☐	☐
5. APPROVE THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 OMNIBUS INCENTIVE PLAN AND THE WESTERN ASSET MORTGAGE CAPITAL CORPORATION 2022 MANAGER OMNIBUS INCENTIVE PLAN	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

June 23, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

The proxy statement, the Company's 2022 Annual Report and proxy card are available at http://proxy.westernassetmcc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633000000000000000 3 062323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND VOTES "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐
3. RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT AUDITORS	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

June 23, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/239581234 (password: western2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

The proxy statement, the Company's 2022 Annual Report and proxy card are available at http://proxy.westernassetmcc.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20633000000000000000 3 062323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND VOTES "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐
3. RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT AUDITORS	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.